UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2019

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2019, Theodore Farnsworth resigned as a member and Chairman of the Board of Directors and as Chief Executive Officer of Helios and Matheson Analytics Inc. (the “Company”) for the reasons expressed in his letter of resignation, which is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Resignation Letter from Theodore Farnsworth dated September 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Date: September 17, 2019	By:	/s/ Robert Damon
Robert Damon Interim Chief Financial Officer

2